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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported): July 27, 2004




                           DAWSON GEOPHYSICAL COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         TEXAS                         2-71058                   75-0970548
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(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)


                              508 W WALL, SUITE 800
                                MIDLAND, TX 79701
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                    (Address of Principle Executive Officers)



                                  432/684-3000
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              (Registrant's telephone number, including area code)




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

             99.1 - Press Release dated July 27, 2004.




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2004, Dawson Geophysical Company, a Texas Corporation ("DWSN") issued a release announcing its operating results for the third quarter ended June 30, 2004. A copy of the press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.






























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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 28, 2004                         DAWSON GEOPHYSICAL COMPANY

                                            By: /s/  L. Decker Dawson
                                                --------------------------------
                                                L. Decker Dawson
                                                CHIEF EXECUTIVE OFFICER



                                            By: /s/  Christina W. Hagan
                                                --------------------------------
                                                Christina W. Hagan
                                                CHIEF FINANCIAL OFFICER




























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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
-----------       -------

   99.1           Press Release dated July 27, 2004.








































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